Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, Y, R5 and R6 shares of the Fund listed below:

Invesco Small Cap Discovery Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Juan Hartsfield	Portfolio Manager (lead)	2019
Clay Manley	Portfolio Manager	2019
Justin Sander	Portfolio Manager	2018”

VK-SCD-SUMPRO SUP 062119